Exhibit 10.1
NEULION, INC.

SUBSCRIPTION AGREEMENT FOR UNITS

(U.S. Subscribers - Non-Brokered)

Subscribers should complete and return an originally executed copy of this Subscription Agreement to Loeb & Loeb LLP at 345 Park Avenue, New York, New York 10154, Attn: Ronelle Porter, Fax: 212-214-0956, or send a scanned copy to rporter@loeb.com, no later than 2:00 p.m. (Eastern Standard Time) on September 19, 2012, together with payment per the instructions contained in section 4.2(b) of this document.

TO:           NEULION, INC. (the “Corporation” or “NLN”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and offers to purchase from the Corporation that number of units of securities of the Corporation (“Units”) set out below at a price of $0.20 per Unit. Each Unit will consist of one share of Common Stock and one-half of one purchase warrant, each whole warrant (“Warrant”) entitling the holder thereof to purchase one share of Common Stock of the Corporation at an exercise price of US$0.30 per share for a period of 30 months following the closing of this offering.

The Subscriber agrees to be bound by the terms and conditions set forth in the attached “Terms and Conditions of Subscription for Units” and acknowledges that the Corporation and its counsel are relying upon the representations, warranties and covenants of the Subscriber set forth therein and in the schedules thereto.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print ALL information (other than signatures), as applicable, in the space provided below

(Name of Subscriber)

Account Reference (if applicable):
By:
       Authorized Signature

(Name of individual whose signature appears above
if different than the name of the subscriber printed
above)

(Subscriber’s Address)

(Telephone Number)                          (Email Address)

Number of Units: ___________ x $0.20 Aggregate Subscription Amount:

1.              INTERPRETATION

1.1           Definitions

Whenever used in this Subscription Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and phrases shall have the respective meanings ascribed to them as follows:

“Agency Agreement” means the agency agreement to be entered into between the Agent and the Corporation in respect of the Offering.

“Agent” or “D&D” means D&D Securities Inc. (Toronto).

“Business Day” means a day other than a Saturday, Sunday or any other day on which the principal chartered banks located in Toronto, Ontario or New York, New York are not open for business.

“Closing” shall have the meaning ascribed to such term in Section 4.1.

“Closing Date” shall have the meaning ascribed to such term in Section 4.1.

“Closing Time” shall have the meaning ascribed to such term in Section 4.1.

“Common Stock” means common stock in the capital of the Corporation.

“Corporation” means NeuLion, Inc. and includes any successor corporation to or of the Corporation.

“Offering” means the offering of Units for aggregate gross proceeds of up to $5.0 million, comprised of a brokered private placement through the Agent as well as non-brokered and direct participation.

“PDF” means an electronic file format that has captured all the elements of a printed document or an electronic image.

“Person” means any individual (whether acting as an executor, trustee administrator, legal representative or otherwise), corporation, firm, partnership, sole proprietorship, syndicate, joint venture, trustee, trust, unincorporated organization or association, and pronouns have a similar extended meaning.

“Personal Information” shall have the meaning ascribed to such term in Section 8.1.

“Securities Laws” means, in respect of the Offering, the securities laws, regulations and exchange rules having application thereto and the rules, policies, notices and orders issued by the Securities Regulators having application thereto.

“Securities Regulators” means the securities commissions or other securities regulatory authorities of all the Selling Jurisdictions or the relevant Selling Jurisdiction as the context requires.

“Selling Jurisdictions” means the United States and the states of the United States in which purchasers of the Common Stock under the Offering are resident.

“Subscriber” means the subscriber for Units as set out in the “Subscription and Subscriber Information” above.

“Subscribed Units” means the Units set out in the “Subscription and Subscriber Information” above.

“Subscription Agreement” means this subscription agreement (including any schedules hereto) and any instrument amending this Subscription Agreement; “hereof”, “hereto”, “hereunder”, “herein” and similar expressions mean and refer to this Subscription Agreement and not to a particular Article or Section; and the expression “Article” or “Section” followed by a number means and refers to the specified Article or Section of this Subscription Agreement.

“Subscription Amount” means the aggregate subscription price to be paid by the Subscriber for the Subscribed Units, as reflected in the “Subscription and Subscriber Information” above.

“Term Sheet” means the term sheet delivered to potential purchasers under the Offering a copy of which is attached hereto as Schedule “B”.

“TSX” means the Toronto Stock Exchange.

“United States” means the United States of America, its territories and possessions, any State of the United States and the District of Columbia.

“Units” means the Units offered under the Offering, all as more fully described in the attached Term Sheet.

“Unit Securities” means the Common Stock and Warrants to be comprised in the Units.

“U.S.” means the United States.

“U.S. Person” means “U.S. person” as such term is defined in Rule 902(k) of Regulation S under the U.S. Securities Act.

“U.S. Securities Act” means the United States’ Securities Act of 1933, as amended.

“Voting Shares” means a security of the Corporation that (a) is not a debt security, and (b) carries a voting right either under all circumstances or under some circumstances that have occurred and are continuing.

“Warrant” means a purchase warrant entitling the holder to purchase one share of Common Stock at an exercise price of US$0.30 per share, exercisable for a period of 30 months following the Closing Date.

“Warrant Stock” means the shares of Common Stock issuable upon exercise of the Warrants.

1.2           Gender and Number

Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender, words importing the neuter gender shall include the masculine and feminine genders and words importing persons shall include firms and corporations and vice versa.

1.3           Currency

Unless otherwise specified, all dollar amounts in this Subscription Agreement, including the symbol “$”, are expressed in Canadian dollars, provided, however, that “US$” indicates dollar amounts expressed in United States dollars.

1.4           Subdivisions and Headings

The division of this Subscription Agreement into Articles, Sections, Schedules and other subdivisions, and the inclusion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Subscription Agreement.  The headings in this Subscription Agreement are not intended to be full or precise descriptions of the text to which they refer. Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section, Subsection, paragraph, clause or Schedule are to the applicable article, section, subsection, paragraph, clause or schedule of this Subscription Agreement.

2.              SCHEDULES

2.1           Description of Schedules

The following are the schedules (including any appendix thereto) attached to and incorporated in this Subscription Agreement by reference and deemed to be a part hereof:

Schedule “A”             –         Certificate of Accredited Investor

Schedule “B”              –         Term Sheet

3.              SUBSCRIPTION FOR UNITS

3.1           Subscription for Units

The Subscriber hereby confirms its irrevocable subscription for and offer to purchase the Subscribed Units from the Corporation, and hereby tenders the Subscription Amount, which, upon acceptance by the Corporation, will constitute a binding agreement of the Subscriber with the Corporation to purchase from the Corporation, and, on the part of the Corporation, to sell to the Subscriber, the Subscribed Units, on and subject to the terms and conditions set out in this Subscription Agreement, for the Subscription Amount which is payable as described in Article 4 hereto.

3.2           Acceptance and Rejection of Subscription by the Corporation

The Subscriber acknowledges and agrees that, notwithstanding Section 3.1 above, the Corporation reserves the right, in its absolute discretion, to reject this subscription for Units, in whole or in part, at any time prior to the Closing Time. If this subscription is rejected in whole, any cheques or other forms of payment delivered on account of the Subscription Amount will be promptly returned to the Subscriber without interest or deduction. If this subscription is accepted only in part, a cheque representing any refund of the Subscription Amount for that portion of the subscription for Units not accepted will be promptly delivered to the Subscriber without interest or deduction.

3.3           No U.S. Registration

The Subscriber acknowledges that neither the Unit Securities nor any Warrant Stock has been, or will be, registered under the U.S. Securities Act, and neither may be offered or sold in the United States or to any U.S. Person, except pursuant to applicable exemptions from federal and state registration requirements.

3.4           The Warrants

Warrant exercise will take place on a 'cash-less' basis, which will result in the Warrant holder receiving shares of Common Stock equal to the value of the intrinsic value of the Warrants being exercised. The intrinsic value will be determined by subtracting the exercise price of US$0.30 from the average of the closing prices from the previous 5 days prior to notice of the warrant exercise (conversion from CDN dollars to US dollars will take place). As a result of the 'cash-less exercise', the Warrant holder will not make any payment to the Corporation in connection with exercising the Warrants.

4.              CLOSING

4.1           Closing

Delivery and sale of the Unit Securities and payment of the Subscription Amount will be completed (the “Closing”) at the offices of Loeb & Loeb LLP at 345 Park Avenue, New York, New York 10154 at 10:00 a.m. (New York time) (the “Closing Time”) on September 20, 2012 or such other place or date or time as the Corporation may determine (the “Closing Date”).

4.2          Conditions of Closing

(a)
The Subscriber acknowledges and agrees that the Corporation may provide the Securities Regulators with a list setting forth the identities of the beneficial purchasers under the Offering together with other personal information, as described in section 8.1.

(b)
The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are conditional on the accuracy of the representations and warranties of the Subscriber contained in this Subscription Agreement as of the date of this Subscription Agreement, and as of the Closing Time as if made at and as of the Closing Time, and, unless other arrangements acceptable to the Corporation have been made, payment by the Subscriber of the Subscription Amount by certified cheque or bank draft payable to Loeb & Loeb LLP in Trust (“Loeb”) at 345 Park Avenue, New York, NY 10154 or by wire transfer, as detailed below, as soon as possible and in any event not later than the Business Day first preceding the Closing Date or at the Closing.

Wiring Instructions:

1.      Beneficiary’s Detail:

Beneficiary’s Bank Name & Address:

Address: Citigroup Private Bank
 666 Fifth Avenue
 New York, NY 10103
 USA

Swift Code: TCITIUS33

2.     Beneficiary’s Name & Address:

Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154
USA

Account Name:  Loeb & Loeb LLP – Trust
 Account
Account Number: 24576266
Routing /ABA Number: 021000089

(c)	The Subscriber acknowledges and agrees that the obligations of the Corporation hereunder are also conditional on the following:

(i)	the Corporation accepting the Subscriber’s subscription, in whole or in part;

(ii)	the offer, sale and issuance of the Subscribed Units being exempt from the prospectus and registration requirements of the Securities Laws;

(iii)	the Subscriber having properly completed, signed and delivered this Subscription Agreement to the Corporation, with a copy to SKSP;

(d)
The Corporation acknowledges and agrees that the obligations of the Subscriber hereunder are conditional on the accuracy of the representations and warranties of the Corporation contained in this Subscription Agreement as of the date of this Subscription Agreement and as of the Closing Time as if made at and as of the Closing Time and the fulfillment of the following additional conditions as soon as possible and in any event not later than the Closing Time unless waived by the Subscriber:

(i)
all covenants, agreements and conditions contained in this Subscription Agreement to be performed by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects; and

(ii)	the Corporation shall have delivered to the Subscriber the following items:

(1)	certificates representing the Unit Securities purchased by the Subscriber registered in the name of the Subscriber or its nominee;

(2)	a copy of this Subscription Agreement duly executed by the Corporation; and

(3)	such other documents relating to the transactions contemplated by this Subscription Agreement.

5.              REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS

5.1           Representations and Warranties of the Corporation

The Corporation hereby represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)
The Corporation is a corporation duly incorporated and validly existing under the laws of Delaware. The Corporation is duly qualified to transact its business, except where failure to be so qualified would not have a material adverse effect on the Corporation’s financial condition, prospects, business, operations or property.

(b)
The Corporation has all required corporate power, authority and capacity to enter into and carry out the provisions of this Subscription Agreement and the transactions contemplated hereby and all necessary corporate action has been taken or will have been taken prior to the Closing Time by the Corporation to duly authorize the execution and delivery of this Subscription Agreement so as to validly create, issue and deliver the securities comprising the Subscribed Units.

(c)
The Corporation is not in default or in breach of, and execution and delivery of this Subscription Agreement by the Corporation, the performance and compliance with the terms of this Subscription Agreement and the issue and sale of the Subscribed Units will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a default either directly or indirectly under any term or provision of the constating documents, articles or resolutions of the Corporation.

(d)
The Unit Securities will be validly issued and outstanding (and in respect of the Common Stock comprised therein, as fully paid and non-assessable).  Upon the exercise of the Warrants in accordance with the terms set out in the certificates representing the Warrants (including payment of the applicable exercise price), the Warrant Stock will be duly issued as fully paid and non-assessable.

(e)
This Subscription Agreement has been or will be, at or prior to the Closing Time, duly authorized, executed and delivered by the Corporation and will be a valid and binding obligation of the Corporation enforceable in accordance with its terms (except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally, or (ii) general equitable principles).

(f)
By execution of this Subscription Agreement, the Corporation hereby agrees with the Subscriber that the representations and warranties made by the Corporation to the Agent as set forth in the Agency Agreement shall apply, mutatis mutandis, to the Subscriber. Such representations and warranties shall continue in full force and effect for the benefit of the Subscriber in accordance with the Agency Agreement.

5.2           Representations, Warranties and Covenants of the Subscriber

The Subscriber hereby represents and warrants to, and covenants with, the Corporation as follows as at the date hereof and as at the Closing Time and acknowledges that the Corporation and its legal counsel are relying on such representations and warranties in connection with the transactions contemplated herein:

(a)
The Subscriber is resident or, if not an individual, has its head office, in the jurisdiction set out in the “Subscription and Subscriber Information” on page 2 of this Subscription Agreement. The address set forth in the “Subscription and Subscriber Information” on page 2 of this Subscription Agreement is the residence or place of business of the Subscriber, and such address was not obtained or used solely for the purpose of acquiring Units, and the Subscriber was solicited to purchase Units solely in such jurisdiction.

(b)
The Subscriber will not offer, sell or otherwise dispose of the Unit Securities or Warrant Stock in the United States or to, or to the account of, a U.S. Person unless the Corporation has consented to such offer, sale or distribution, and such offer, sale or disposition is made in accordance with an exemption from the registration requirements of the U.S. Securities Act and the Securities Laws of all applicable states of the United States or the U.S. Securities and Exchange Commission has declared effective a registration statement in respect of such securities.

(c)
The Subscriber represents, warrants and certifies as set out in Schedule “A” hereto and further certifies that the Subscriber falls into one or more of the categories of accredited investor listed in Appendix “A” of the attached Schedule “A” hereto (as specified by the Subscriber in such Schedule). The representations, warranties and certifications contained therein are true and correct as at the date hereof and will be true and correct at the Closing Time.

(d)
The execution and delivery of this Subscription Agreement, the performance and compliance with the terms hereof, the subscription for and purchase of the Subscribed Units and the completion of the transactions described herein by the Subscriber will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a default under any term or provision of the certificate of incorporation, by-laws or board resolutions of the Subscriber, the Securities Laws or any other laws applicable to the Subscriber, any agreement to which the Subscriber is a party, or any judgment, decree, order, statute, rule or regulation applicable to the Subscriber.

(e)	The Subscriber is subscribing for the Subscribed Units as principal for its own account and not with a view to the resale or distribution of all or any of the Subscribed Units.

(f)
This Subscription Agreement has been duly and properly authorized, executed and delivered by, and constitutes a legal, valid and binding agreement of, the Subscriber. This Subscription Agreement is enforceable in accordance with its terms against the Subscriber.

(g)	If the Subscriber is:

(i)
a corporation, the Subscriber is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Subscribed Units as contemplated herein and to observe and perform its obligations under the terms of this Subscription Agreement;

(ii)
a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

(iii)	an individual, the Subscriber is of the full age of majority and is legally competent to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder.

(h)	No Person has made to the Subscriber any written or oral representations:

(i)	that any Person will resell or repurchase any of the Unit Securities or the Warrant Stock;

(ii)	that any Person will refund the Subscription Amount (or any portion thereof);

(iii)	as to the future price or value of the Common Stock or the Warrants.

(i)
This subscription has not been made through or as a result of, and the distribution of Units is not being accompanied by, any form of advertisement, including, without limitation, in printed public media, radio, television, internet or telecommunications, including electronic display, or as part of a general solicitation.

(j)
The delivery of this subscription, the acceptance hereof by the Corporation and the issuance of the Unit Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence and domicile and will not cause the Corporation or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement to which the Corporation is not currently subject.

(k)
None of the funds the Subscriber is using to purchase the Subscribed Units is, to the knowledge of the Subscriber, proceeds obtained or derived, directly or directly, as a result of illegal activities. The funds being used to purchase the Subscribed Units which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of the Subscriber’s knowledge (i) none of the funds to be provided by the Subscriber (A) are being tendered on behalf of a Person who has not been identified to the Subscriber or (B) have been or will be derived from proceeds of criminal activity, and (ii) the Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.  Neither the Subscriber, or if the Subscriber is an entity, the beneficial owners of such entity, (a) is listed on any Government Lists (as defined below), (b) is a person who has been determined by competent authority to be subject to the prohibitions contained in Presidential Executive Order No. 13224 (Sept. 23, 2001) or any other similar prohibitions contained in the rules and regulations of the Office of Foreign Assets Control (“OFAC”) or in any enabling legislation or other Presidential Executive Order in respect thereof, (c) has been previously indicted for or convicted of any felony involving a crime or crimes of moral turpitude or for any Patriot Act Offense (as defined below), or (d) is currently under investigation by any governmental authority for alleged criminal activity in connection with any Patriot Act Offense.  For purposes hereof, the term “Patriot Act Offense” means (i) any violation of the criminal laws of the United States of America, or that would be a criminal violation if committed within the jurisdiction of the United States of America, relating to terrorism or the laundering of monetary instruments, including any offense under (A) the criminal laws against terrorism, (B) the criminal laws against money laundering, (C) the Bank Secrecy Act, (D) the Money Laundering Control Act of 1986, or (E) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001; and (ii) the crime of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense under clause (i).  For purposes hereof, the term “Government Lists” means (x) the Specially Designated Nationals and Blocked Persons Lists maintained by the OFAC, (y) any other list of terrorists, terrorist organizations, or narcotics traffickers maintained pursuant to any of the Rules and Regulations of OFAC that is now included in “Governmental Lists,” or (z) any similar lists maintained by the United States Department of State, the United States Department of Commerce, or any other government authority or pursuant to any Executive Order of the President of the United States of America that is now included in Governmental Lists

(l)	The Subscriber has not reproduced, duplicated or delivered this Subscription Agreement to any other Person, except to the Subscriber’s professional advisers or as instructed by the Corporation.

5.3           Acknowledgements and Agreements of the Subscriber

The Subscriber, on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom it is acting, acknowledges and agrees as follows:

(a)	No securities commission, agency, governmental authority, regulatory body, stock exchange or other regulatory body has reviewed or passed on the merits of the Unit Securities.

(b)
The Unit Securities, and any Warrant Stock issued, will be subject to statutory resale restrictions under the Securities Laws of the United States and the state in which the Subscriber resides and under other applicable securities laws, and the Subscriber covenants that it will not resell the Unit Securities or any issued Warrant Stock except in compliance with such laws.

(c)
The Subscriber has been advised to consult its own legal advisors with respect to trading in the Unit Securities and Warrant Stock and with respect to the resale restrictions imposed by the Securities Laws of the United States and the state in which the Subscriber resides and other applicable securities laws, and acknowledges that no representation has been made respecting the applicable holding periods imposed by the Securities Laws or other resale restrictions applicable to such securities that restrict the ability of the Subscriber to resell such securities. The Subscriber is responsible for obtaining such independent legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement, including, without limitation, for the purposes of giving representations, warranties and covenants under this Subscription Agreement, as well as with respect to tax treatment associated with the cashless exercise of the Warrants.

(d)
The certificates representing the Unit Securities will bear the following legends as required by the Securities Laws, and the Subscriber agrees to comply with the terms of such legend, and that any Warrant Stock issued while resale restrictions apply will also bear such legends:

“THE SECURITIES REPRESENTED HEREBY, AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY, HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE,  FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE CORPORATION, TO SUCH EFFECT.  THE HOLDER MAY NOT ENGAGE IN ANY HEDGING TRANSACTION WITH REGARD TO THESE SECURITIES EXCEPT IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE; HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY, ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.”

(e)
The Subscriber acknowledges that an investment in the Units is speculative, involving a high degree of risk, and the Subscriber has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of its investment in the Subscribed Units and is able to bear the economic risk of loss of its entire investment.

(f)
The Corporation and its counsel are relying on the representations, warranties and covenants contained herein and in the attached Schedule “A” hereto to determine the Subscriber’s eligibility to subscribe for Units under applicable Securities Laws, and the Subscriber agrees to indemnify the Corporation and its directors and officers (“indemnitees”) against all losses, claims, costs, expenses, damages or liabilities, including attorneys’ fees, which any of them may suffer or incur as a result of or arising from reliance thereon.  Without limiting the foregoing, the Subscriber shall so indemnify the indemnitees with respect to any unsuccessful action that Subscriber brings with respect to Subscriber’s investment hereunder. The Subscriber undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein or in such applicable Schedules which takes place prior to the Closing Time.

(g)
The Subscriber acknowledges that investors who acquire securities by way of a private placement have significantly fewer rights and remedies available to them than investors who acquire securities offered by a prospectus. For example, investors who acquire securities by way of a private placement do not have the benefit of certain statutory remedies against an issuer’s agents, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus. And the Subscriber is also aware that the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement.

(h)	The Subscriber is responsible for obtaining independent legal advice.

(i)
The Subscriber agrees that this Subscription Agreement does not constitute an offer to sell or issue, or the solicitation of an offer to buy or subscribe for, the Subscribed Units in any jurisdiction in which such an offer or solicitation is unlawful.

(j)	The Subscriber acknowledges that there is a risk that insufficient funds may be raised through the Closing to fund the Corporation’s objectives and that further financing may not be available.

(k)
The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of special counsel or other advisors retained by the Subscriber) relating to the purchase of the Subscribed Units shall be borne by the Subscriber.

5.4           Reliance on Representations, Warranties, Covenants and Acknowledgements

The Subscriber acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by the Subscriber in this Subscription Agreement are made with the intention that they may be relied upon by the Corporation in determining the Subscriber’s eligibility (and, if applicable, the eligibility of others for whom the Subscriber is acting) to purchase Units under the Securities Laws.  The Subscriber further agrees that by accepting the Subscribed Units, the Subscriber shall be representing and warranting that such representations, warranties, acknowledgements and covenants are true as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of Units for the benefit of the Corporation and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of any of such Unit Securities.

6.              SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1           Survival of Representations, Warranties and Covenants

The representations, warranties and covenants contained in this Subscription Agreement shall survive the Closing and, notwithstanding such Closing or any investigation made by or on behalf of the Person(s) to whom such representations, warranties and covenants are provided (the “Recipient”) with respect thereto, shall continue in full force and effect for the benefit of the Recipient after the Closing Date for a period of two (2) years.

7.              COMPENSATION

7.1           Compensation

The Agent will receive from the Corporation a cash commission equal to 8% of the gross proceeds of the Offering; and the Corporation will also grant to the Agent such number of broker’s warrants to purchase Units (“Broker Units”) as is equal to 4% of the aggregate number of Units issued pursuant to the Offering (“the Compensation”) excluding proceeds arising from Units issued to insiders (directors, officers or persons owning or controlling more than 10% of the outstanding shares of the Corporation), for which no Compensation is payable.  Each broker’s warrant will entitle the Agent to purchase one Broker Unit at US$0.21 at any time before the 30-month anniversary of the Closing Date.  Each Broker Unit shall consist of one share of Common Stock and one half of one Warrant, with each such whole Warrant exercisable into one share of Common Stock at US$0.30 per share at any time before the 30-month anniversary of the Closing Date.  The Corporation will also pay certain fees and expenses of the Agent in connection with the Offering, excluding proceeds arising from Units issued to insiders (directors, officers or persons owning or controlling more than 10% of the outstanding shares of the Corporation), for which no Compensation is payable; for greater certainty, Compensation of 8% cash and 4% Broker Units shall be payable in the form of finders’ fees and/or corporate finance fees with respect to all other Units issued concurrently with the Offering, however placed.

8.           COLLECTION OF PERSONAL INFORMATION

8.1           Collection of Personal Information

The Subscriber acknowledges, consents and authorizes the Corporation to collect the Subscriber’s personal information for the purpose of completing the Subscriber’s subscription and the Offering. The Subscriber acknowledges and consents to the Corporation retaining the personal information for as long as permitted or required by applicable law or business practices.  The Subscriber further acknowledges, consents and authorizes the Corporation to deliver to the Ontario Securities Commission and any other securities commission or similar regulatory authority personal information and further acknowledges and consents to the fact that the Corporation may be required by applicable Securities Laws, stock exchange rules and Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Subscriber respecting itself. The Subscriber acknowledges that this information is being collected indirectly by the Ontario Securities Commission, and may be collected, used and disclosed by other Securities Regulators, under the authority granted to it in applicable Securities Laws. The Subscriber acknowledges that this information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario and further acknowledges that the public official in Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of such information is the Administrative Assistant to the Director of Corporate Finance, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8, who may be contacted at (416) 593-8086.  The Subscriber acknowledges and consents to the disclosure of the Subscriber’s Personal Information (as defined below) to regulatory authorities (including the Ontario Securities Commission as described above) and Canadian stock exchanges on which the Common Stock may be listed, Canadian tax authorities, authorities pursuant to the PCMLTFA, the Corporation’s registrar and transfer agent, and any of the other parties involved in the Offering, including legal counsel and that Personal Information may be included in record books in connection with the Offering.  For such purposes, “Personal Information” means any information about the Subscriber (and any beneficial purchaser for whose benefit the Subscriber is acting) and includes any information provided in this Subscription Agreement.

9.              MISCELLANEOUS

9.1           Notices

Any notice, direction or other instrument required or permitted to be given to any party hereto shall be in writing and shall be sufficiently given if delivered personally, or transmitted by facsimile tested prior to transmission to such party, as follows:

(i)	In the case of the Corporation, to:	With a copy to:

	NeuLion, Inc.	Stikeman Keeley Spiegel Pasternack LLP
	1600 Old Country Road	220 Bay Street, Suite 500
	Plainview, New York	Toronto, ON
	11803	M5J 2W4

	Attention: General Counsel	Attention: Robert Spiegel
	Fax: 516-622-7510	Fax: 416-365-1813

(ii)	In the case of the Subscriber, to the address set forth herein under “SUBSCRIPTION AND SUBSCRIBER INFORMATION.”

9.2           Further Assurances

Each of the parties hereto upon the request of each of the other parties hereto, whether before or after the Closing Time, shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may reasonably be necessary or desirable to complete the transactions contemplated herein.

9.3           Time of the Essence

Time shall be of the essence of this Subscription Agreement and every part hereof.

9.4           Applicable Law

This Subscription Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of Ontario without reference to conflicts of law rules. Any and all disputes arising under this Subscription Agreement, whether as to interpretation, performance or otherwise, shall be subject to the non-exclusive jurisdiction of the courts of the Province of Ontario and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such province.

9.5           Entire Agreement

This Subscription Agreement, including the Schedules hereto, constitutes the entire agreement between the parties with respect to the transactions contemplated herein and cancels and supersedes any prior understandings, agreements, negotiations and discussions between the parties.  There are no representations, warranties, terms, conditions, undertakings or collateral agreements or understandings, express or implied, between the parties hereto other than those expressly set forth in this Subscription Agreement or in any such agreement, certificate, affidavit, statutory declaration or other document as aforesaid. This Subscription Agreement may not be amended or modified in any respect except by written instrument executed by each of the parties hereto.

9.6           Counterparts

This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement. Counterparts may be delivered either in original, PDF or faxed form and the parties adopt any signature received by a receiving fax machine or by PDF as original signatures of the parties. If less than a complete copy of this Subscription Agreement is delivered to the Corporation at the Closing Time, the Corporation shall be entitled to assume that the Subscriber accepts and agrees with all terms and conditions of this Subscription Agreement on the pages not delivered at the Closing Time unaltered.

9.7           Assignment

This Subscription Agreement may not be assigned by either party except with the prior written consent of the other parties hereto.

9.8           Enurement

This Subscription Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, successors (including any successor by reason of the amalgamation or merger of any party), administrators and permitted assigns.

9.9           Language

The parties hereto acknowledge and confirm that they have requested that this Subscription Agreement as well as all notices and other documents contemplated hereby be drawn up on the English language.

9.10         Acceptance

The Corporation hereby accepts the subscription for Units as set forth in the “Subscription and Subscriber Information” on page 2 of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this________ day of _________, 2012.

NEULION, INC.

By: Authorized Signing Officer

SCHEDULE “A” CERTIFICATE OF
ACCREDITED INVESTOR
(FOR ACCREDITED INVESTORS)

TO:           NEULION, INC. (the “Corporation”)

In connection with the purchase of Units of securities of the Corporation (the “Units”) by the undersigned subscriber or, if applicable, the principal on whose behalf the undersigned is purchasing as agent (the “Subscriber” for the purposes of this Certificate), the Subscriber hereby represents, warrants, covenants and certifies to the Corporation that:

1.	the Subscriber is purchasing the Units as principal for its own account;

2.
the Subscriber is an “accredited investor” by virtue of satisfying one or more of the indicated criterion set out in Appendix “A” to this Certificate [IMPORTANT: PLEASE INITIAL THE APPLICABLE PROVISION IN APPENDIX “A” TO THIS CERTIFICATE];

3.
upon execution of this Certificate by the Subscriber, this Certificate (including Appendix “A” hereto) shall be incorporated into and form a part of the subscription agreement to which this Certificate is attached; and

4.
if any of the representations and warranties set forth above ceases to be true and accurate at any time prior to the Closing Time (as defined in the subscription agreement to which this Certificate is attached), the Subscriber will promptly notify the Corporation.

Dated: _______________, 2012.

Print name of Subscriber

By:

Signature

Print name of Signatory (if different from Subscriber)

Title

APPENDIX “A” (TO SCHEDULE “A”)
TO CERTIFICATE OF ACCREDITED INVESTOR

The offer and sale of Subscribed Units is not being registered under the Securities Act of 1933, as amended (the "Act") or qualified under state securities laws, in reliance upon exemptions from such registration and qualification requirements for transactions not involving any public offering. Information supplied through this Questionnaire will be used to ensure compliance with the requirements of such exemptions.

The undersigned Subscriber represents and warrants to the Corporation that:

(a)  The information contained herein is complete and accurate and may be relied upon by the Corporation; and

(b)  Subscriber will notify the Corporation immediately of any material change in any of such information occurring prior to the acceptance or rejection of the Subscriber's subscription for the Shares.

INSTRUCTIONS:

The Offering is limited only to Investors who are "accredited," as that term is defined and construed pursuant to Regulation D under the Securities Act of 1933.

IF THE INVESTOR IS A PARTNERSHIP, PLEASE ATTACH AN EXECUTED COPY OF THE PARTNERSHIP AGREEMENT AND ALL AMENDMENTS THERETO.

IF THE INVESTOR IS A CORPORATION, PLEASE ATTACH A COPY OF THE CERTIFICATE OF INCORPORATION AND A BOARD OF DIRECTORS RESOLUTION (CERTIFIED BY THE SECRETARY OF THE CORPORATION) AUTHORIZING THIS INVESTMENT.

IF THE INVESTOR IS A TRUST, PLEASE ATTACH A COPY OF THE TRUST AGREEMENT AND ALL AMENDMENTS THERETO.

ACCREDITED INVESTORS QUALIFICATION VERIFICATION

1.             FOR INDIVIDUAL INVESTORS ONLY (Initial the most applicable box below):

__________a.  I certify that I have an individual net worth, or my spouse and I have a combined net worth, in excess of US$1,000,000.  For purposes of this Questionnaire, “net worth” means the excess of total assets at fair market value, (not including principal residence, but may include home furnishing, and automobiles) over total liabilities.

__________b.  I certify that I had individual income, exclusive of any income attributable to my spouse, of more than US$200,000 in the two calendar years preceding the calendar year in which this Questionnaire is submitted, and I reasonably expect to have an individual income in excess of US$200,000 during the current calendar year.

__________c.  I certify that my spouse and I had joint income of more than US$300,000 in the two calendar years preceding the calendar year in which this Questionnaire is submitted, and reasonably expect to have joint income in excess of US$300,000 during the current calendar year.

2.             FOR CORPORATIONS, BUSINESS TRUSTS, OR PARTNERSHIPS (Initial the most applicable box below):

__________d.  Subscriber certifies that it was not formed for the specific purpose of acquiring the Shares and that Subscriber has total assets in excess of US$5,000,000.

__________e.  Subscriber certifies that all of its equity owners are accredited Investors under either 1(a) above (i.e., US$1,000,000 net worth) or 1(b) or 1(c)above (i.e., US$200,000 individual or US$300,000 joint income). Please list below the names of all equity owners and the manner in which they qualify (check applicable category).

Check the Applicable Box
Names of All Equity Owners	US$1,000,000 Net Worth	US$200,000 (individual) or US$300,000 (Joint) Minimum Income

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3.           FOR TRUSTS (Initial the most applicable box below):

_______ f.  The undersigned financial institution certifies that it is (i) a bank, savings and loan association, or other regulated financial institution; (ii) acting in its fiduciary capacity as trustee; and (iii) subscribing for the purchase of the Interests on behalf of the subscribing trust.

_______ g.  The undersigned certifies that the subscribing trust has total assets in excess of US$5,000,000,and that the person making the investment decision on behalf of the trust has such knowledge and experience in financial and business matters that he is capable of evaluation the merits and risks of an investment in the Interests.

_______ h.  The undersigned certifies that it is a revocable trust that may be amended or revoked at any time by the grantors thereof, and all of the grantors are accredited Investors under either 1(a) above (i.e., US$1,000,000 net worth) or 1(b) or 1(c)above (i.e., US$200,000 individual or US$300,000 joint income). Please below the names of all grantors.

Check the Applicable Box
Names of All Grantors	US$1,000,000 Net Worth	US$200,000 (individual) or US$300,000 (Joint) Minimum Income

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4.           FOR EMPLOYEES BENEFIT PLANS (INCLUDING KEOGH PLANS) (Initial the most applicable box below):

_______I.  The undersigned is an employee benefit plan within the meaning of the Employee Retirement income Security Act of 1974, as amended (“ERISA”) and the decision to invest in the Corporation was made by a plan fiduciary (as defined in Section 3 (21) of ERISA), which is neither a bank, savings and loan association, insurance Corporation, or registered investment advisor. Please state the name of such plan fiduciary: _________________________________

_______J.  The undersigned is an employee benefit plan within the meaning of ERISA and has total assets in excess of US$5,000,000.

_______K.  The undersigned is an employee benefit plan within the meaning of ERISA, the plan is self-directed, and the investment decision is being made by an accredited Investor who either 1(a) above (i.e., US$1,000,000 net worth) or 1(b) or 1(c) above (i.e. US$200,000 individual or US$300,000 joint income).  Please list below the names of all such participants.

Check the Applicable Box
Names of All Participants	US$1,000,000 Net Worth	US$200,000 (individual) or US$300,000 (Joint) Minimum Income

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5.           FOR INDIVIDUAL RETIREMENT ACCOUNTS (Initial below):

______1.  The undersigned hereby certifies that the beneficiary thereof is an accredited Investor under either (a) above (i.e., US$1,000,000 net worth) or (b) or (c) above (i.e. US$200,000 individual or US$300,000 joint income)

6.           FOR 501(c)(3) ORGANIZATIONS (Initial below):

______1. The undersigned hereby certifies that the beneficiary thereof is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, not formed for the specific purpose of acquiring the Interests, with total assets in excess of US$5,000,000.

DATED:	SUBSCRIBER:

SCHEDULE “B”
TERM SHEET

Issue:	Approximately 20 million Units

Issue Price:	$0.20 per Unit

Issue Size:	Approximately $4 million

Units:	Each Unit consists of one share of Common Stock and one-half of one purchase warrant exercisable at US$0.30 for 30 months following closing.

Warrants:
Warrant exercise will take place on a 'cash-less' basis, which will result in the warrant holder receiving shares of Common Stock equal to the value of the intrinsic value of the warrants being exercised.  The intrinsic value will be determined by subtracting the exercise price of US$0.30 from the average of the closing prices from the previous 5 days prior to notice of the warrant exercise (conversion from CDN dollars to US dollars will take place).  As a result of the 'cash-less exercise', the warrant holder will not make any payment to the Corporation in connection with exercising the warrants. 12 3

Insider Purchases:	Charles B. Wang, Chairman, and G. Scott Paterson, Executive Vice Chairman, intend to purchase, directly or through affiliates, $1,000,000 and $200,000 of the Offering, respectively.

Type of Transaction:	Private Placement of Units under Regulation D and Regulation S for U.S. Investors and Non-U.S. Investors, respectively.

Eligible Investors:	Accredited investors in selected Canadian provinces, certain U.S. states and certain other jurisdictions.

Hold Period:	Shares of Common Stock: Six months from the Closing Date. 4 5

Warrants: The shares of Common Stock received from any exercise of warrants will be tradable 6 months following closing.4

Commissions/Fees:	8% cash and 4% broker Units (4% cash and 2% broker Units to sub agents).

Use of Proceeds:	Net proceeds will be used for general corporate purposes.

Closing Date:	On or about September 20, 2012.

Agent:	D & D Securities Inc.

1 The warrant exercise price is in US dollars due to the fact that NeuLion reports in US dollars. Had the warrant exercise price been in Canadian dollars, time consuming, laborious and costly quarterly financial statement adjustments would have been required due to their status, in that case, as derivative instruments.
2 Assuming an investor exercises 100,000 warrants and the 5-day average closing price of the Corporation's stock price is $.50, then the number of shares of Common Stock issued will be 40,000, being the $20,000 of intrinsic value divided by $.50 per share.
3 For Canadian investors, the Adjusted Cost Base of the shares of Common Stock received will be zero. If a U.S. investor does not recognize gain or loss upon cashless exercise of the Warrant, the U.S. investor’s basis in the shares received on exercise will equal its basis in the Warrants.  If the cashless exercise of the Warrants is treated as a taxable exchange, the U.S. investor would recognize capital gain or loss equal to the difference between the fair market value of the Warrants surrendered upon exercise and the investor’s basis in those Warrants.
4 Canadian investors can re-sell their securities to non US investors after 4 months plus 1 day have elapsed, with the Regulation S legend remaining on the certificate.
5 To effect the removal of the hold period legend, US securities laws require that the Corporation's financial statement filings be current during the period from 6 months to 12 months after closing.  The Corporation or its counsel will advise Computershare, the transfer agent, at the end of the six-month period and periodically thereafter, during the six-to-12- month period, whether the Corporation is current in its reporting, so that shares can be transferred without further instruction.
* Please note this does not constitute legal advice nor should it be relied upon for making an investment decision. It is a general overview of anticipated tax treatment and may not be relied upon.